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                       HARRIS ASSOCIATES INVESTMENT TRUST

                       Supplement dated December 15, 2003
       to Prospectus of The Oakmark Family of Funds dated January 29, 2003

      CLOSING OF THE OAKMARK INTERNATIONAL FUND AND THE OAKMARK GLOBAL FUND
                TO NEW INVESTOR PURCHASES THROUGH INTERMEDIARIES

     Effective at the close of business on December 15, 2003, The Oakmark International Fund and The Oakmark Global Fund will close to new investors who purchase through an Intermediary, as defined in the prospectus at page 42, except as described below. The Funds are taking this step to facilitate the portfolio managers' ability to manage the Funds effectively.

     IF YOU ARE CURRENTLY A SHAREHOLDER IN EITHER FUND (IN YOUR OWN NAME OR AS A BENEFICIAL OWNER OF SHARES HELD IN SOMEONE ELSE'S NAME), YOU MAY CONTINUE TO MAKE ADDITIONAL INVESTMENTS IN THAT FUND AND REINVEST YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

     YOU MAY OPEN A NEW ACCOUNT IN EITHER FUND IF:

  -  You purchase shares directly from The Oakmark Family of Funds.
  - You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of that Fund.
  - You are transferring or "rolling over" into an IRA account of one of the Funds from an employee benefit plan through which you held shares of that Fund. If your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan.
  - You purchase into an annuity account offered by a company that includes shares of that Fund as an investment alternative for such account.
  - You are a client of a financial advisor or planner who had client assets invested with that Fund as of the date on which that Fund closed.
  - You have an existing business relationship with Harris Associates L.P. (the "Adviser") and, in the judgment of the Adviser, your investment in that Fund would not adversely affect the Adviser's ability to manage that Fund effectively.

     An employee benefit plan that is a shareholder in either Fund may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

     The board of trustees of the Funds concluded that permitting the additional investments described above would not adversely affect the ability of the Adviser to manage the Funds effectively. The Funds reserve the right to re-open either or both Funds to new investors or to modify the extent to which future sales of shares are limited.

                IMPOSING A REDEMPTION FEE ON THE OAKMARK FUND AND
                       THE OAKMARK EQUITY AND INCOME FUND

     Effective at the close of business on January 30, 2004, each of The Oakmark Fund and The Oakmark Equity and Income Fund will impose a short-term trading fee on redemptions of Class I shares held for 90 days or less. The redemption fee is retained by the Funds and is intended to offset two types of costs to the Funds caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

     The "first-in, first-out" (FIFO) method is used to determine the holding period which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the fee applies.

     Neither Fund imposes a redemption fee on a redemption of shares acquired by reinvestment of dividends or distributions of a Fund or shares held in an account of certain retirement plans or profit-sharing plans or purchased through certain authorized agents of the Funds.

     As a result of imposing redemption fees, the shareholder fees listed in "THE OAKMARK FUND -- FEES AND EXPENSES" and "THE OAKMARK EQUITY AND INCOME FUND -- FEES AND EXPENSES" sections of the prospectus are amended to read as follows:

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                               CLASS I                                CLASS II
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      None                                   None
Maximum deferred sales charge (load)                  None                                   None
Redemption fee (as a percentage of amount redeemed)   2% of redemption proceeds on           None
                                                      shares held for 90 days or less
Exchange fee                                          None+                                  None

+ An exchange transaction is a redemption of shares and a purchase of shares may result in a 2% redemption fee on shares held for 90 days or less.